                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                     FORM 8-K


                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 22, 2002




                             SPECTRALINK CORPORATION
               (Exact name of registrant as specified in charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)


0-28180                                                 84-1141188
Commission file number                                  (IRS Employer
                                                        Identification Number)

5755 Central Avenue, Boulder, Colorado                  80301-2848
(Address of principal executive office)                 (Zip code)

                                  303-440-5330
                           (Issuer's telephone number)

                                 Not Applicable
    (Former name, former address and former fiscal year, if changed from last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

     (a) Financial Statements of Businesses Acquired:

     Not required.

     (b) Pro Forma Financial Information:

     Not required.

     (c) Exhibits:

           Exhibit Number       Description
           20.1                 Press Release dated January 22, 2002.


ITEM 9.  REGULATION FD DISCLOSURE

Please refer to the attached press release (Exhibit 20.1) that was issued on January 22, 2002, concurrently with this filing on Form 8-K.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      SPECTRALINK CORPORATION


Date:  January 22, 2002                      By:  /s/ Nancy K. Hamilton
                                                  Nancy K. Hamilton,
                                                  Principal Financial and
                                                  Accounting Officer and
                                                  on behalf of the Registrant

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                          DESCRIPTION
-------                         -----------
20.1                 Press Release dated January 22, 2002.